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                                                                       EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT

         In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Date: January 23, 2004

                                         MORGAN STANLEY

                                         By: /s/ Peter R. Vogelsang
                                             -----------------------------------
                                         Name: Peter R. Vogelsang
                                         Its: Authorized Signatory

                                         MORGAN STANLEY DEAN WITTER EQUITY
                                         FUNDING, INC.

                                         By: /s/ James T. Keane
                                             -----------------------------------
                                         Name: James T. Keane
                                         Its: Vice President

                                         MSDW OIP INVESTORS, INC.

                                         By: /s/ James T. Keane
                                             -----------------------------------
                                         Name: James T. Keane
                                         Its: Vice President

                                         ORIGINATORS INVESTMENT PLAN, L.P.

                                         BY MSDW OIP INVESTORS, INC. AS GENERAL
                                         PARTNER

                                         By: /s/ James T. Keane
                                             -----------------------------------
                                         Name: James T. Keane
                                         Its: Vice President

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